Summary Prospectus February 28, 2010 Financial Trends Strategy Fund

Investor Class:	Institutional Class:	Class C shares:	Service Class
DXFTX	DXFIX	DXFCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://direxionfunds.com/document/regulatory_documents.html. You can also get this information at no cost by calling Fund Investor Services at 1-800-851-0511 or by sending an e-mail request to info@direxionfunds.com or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Financial Trends Strategy Fund seeks investment results comparable to the performance of the Alpha Financial Technologies Financial Trends Indicator (“AFT FTI”).

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor	Institutional	Class C	Service
	Class	Class	shares	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares redeemed within 90 days of date of purchase, if applicable)	1.00%	1.00%	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.75%	0.75%
Other Expenses(1)	0.65%	0.40%	0.65%	0.65%
Shareholder Servicing Fee	0.25%	N/A	0.25%	0.25%
Acquired Fund Fees and Expenses	0.13%	0.11%	0.13%	0.13%

Total Annual Fund Operating Expenses(2)	1.88%	1.36%	2.38%	2.38%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has contractually agreed to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fee, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This agreement may be terminated at any time by the Board of Trustees.

(2)	Total Annual Fund Operating Expenses for the Fund do not correlate to the “Ratios to Average Net Assets: Net Expenses” provided in the “Financial Highlights” section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Investor Class	$191	$591
Institutional Class	$138	$431
Class C	$339	$835
Service Class	$241	$742

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund is managed to track the AFT FTI; an index which reflects price changes in eight components, six currency and two fixed income market components. The Fund invests primarily in derivatives, including currency and financial futures contracts, options and swap contracts, but may also invest directly in currencies, equity securities and fixed income securities, and in exchange-traded funds (“ETFs”) and other investment companies. The Fund will attempt to achieve the same weightings among the Euro, Yen, Pound, Swiss Franc, Australian Dollar, Canadian Dollar and U.S. Treasury Notes as the AFT FTI, but may not, at all times, invest in the same underlying securities or derivatives. In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure. Like the AFT FTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is

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important that investors closely review and understand these risks before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.
High Portfolio Turnover — The Fund may experience high portfolio turnover, which involves correspondingly greater expenses to the Fund, as well as potentially adverse tax consequences, to the Fund’s shareholders from distributions of increase net short-term capital gains and may adversely affect the Fund’s performance.
Risk of Tracking Error — The Fund’s return may not match the return of the AFT FTI due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.
Leverage Risks — The Fund invests in derivatives, which may result in leverage. Leverage can magnify the effects of changes in the value of the Fund and make the Fund’s return more volatile, which may affect the performance of the Fund.
Derivatives Risks — Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time and increase the Fund’s volatility. The Fund may also be exposed to additional risk for directly investing in derivatives, and incur larger losses and smaller gains, rather than investing in the underlying securities of a derivative.
Counterparty Risks — The Fund may invest in financial instruments, including swap agreements, that enable the Fund to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments. Swap agreements expose the Fund to the risk that a counterparty may default and result in a loss to the Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Risk of Non-Diversification — A non-diversified fund invests a high percentage of its assets in a limited number of securities, exposing the Fund to fluctuations in net asset value and total return.
Risks of Options and Futures Contracts — Options and futures prices may diverge from prices of their underlying instruments. Losses may occur due to unanticipated market price movements, the lack of a liquid market for an option or futures contract at a particular time or premiums paid by a Fund.
Interest Rate Changes — Debt securities have varying levels of sensitivity to changes in interest rates. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.
Risks of Investing in Other Investment Companies and ETFs — Investments in the securities of other investment companies and ETFs may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Risks of Investing in Equity Securities — Investments in publicly issued equity securities in general are subject to market risks that may cause their prices to fluctuate over time and in turn cause the Fund’s net asset value to fluctuate.
Risks of Investing in Foreign Instruments — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.
Currency Risks — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Additionally, the Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on the Fund’s NAV and total return than if the Fund held a more diversified number of currencies.
Risks of Shorting Instruments — Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. The Fund will lose value if and when the instrument’s price rises – a result that is the opposite from traditional mutual funds.
Adverse Market Conditions — The performance of the Fund is designed to correlate to the performance of an index or benchmark. As a consequence, the Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.
Security Selection Risk — Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
Risks of Volatile Markets — The performance of the Fund is designed to correlate to the performance of the AFT FTI, which attempts to capture the long-term economic advantage of rising and declining trends in certain currency and fixed income market sectors. Significant short-term price movements in those sectors could adversely impact the performance of both the AFT FTI and the Fund.
Credit Risk — The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt or if a debt security in which it has a short position is upgraded or generally improves its standing.
Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign market indices may close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund, if it tracks a foreign market index, can vary from the performance of that index.

Performance

No performance is provided for the Fund because it does not have annual returns for at least one calendar year prior to the date of the Prospectus. Updated performance is available on the Fund’s website at www.direxionfunds.com or by calling the Fund toll-free at (800) 851-0511.

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Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Years of Service
Portfolio Manager	with the Adviser	Primary Title

Paul Brigandi	Since 2004	Portfolio Manager
Adam Gould	Since 2007	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Financial Trends Strategy Fund, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investment in the following minimum amounts:

		Subsequent
Purchase Methods	Initial Purchases	Purchases

Minimum Investment: Investor Class, Class C and Service Class Accounts	$2,500 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$1,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Minimum Investment Institutional Class Accounts	$5,000,000	$0

Tax Information

The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201